VAN NESS FUNDS

                           VAN NESS S&P 500 INDEX FUND
                       VAN NESS EXTENDED MARKET INDEX FUND
                        VAN NESS INTERNATIONAL INDEX FUND
                         VAN NESS TOTAL BOND INDEX FUND
                           VAN NESS MONEY MARKET FUND

                        Supplement dated January 30, 2002
                      to the Prospectus dated May 1, 2001,
                     as supplemented through January 1, 2002

At a Board of Trustees Meeting held on January 30, 2002, the Board of Trustees of Van Ness Funds ("Trust") approved a Plan of Liquidation on behalf of each series of beneficial interest of the Trust -- Van Ness S&P 500 Index Fund, Van Ness Extended Market Index Fund, Van Ness International Index Fund, Van Ness Total Bond Index Fund and Van Ness Money Market Fund (each a "Fund" and together the "Funds"). The Plan of Liquidation contemplates that: (1) all assets of each Fund will be sold; (2) all claims, obligations and expenses of each Fund will be paid; and (3) each Fund will distribute pro rata to each of its shareholders of record on the date of the liquidation all of the remaining assets of the Fund without the imposition of any redemption fee or other charge. The date of liquidation for each Fund is currently anticipated to be January 31, 2002.

As a result, effective January 31, 2002, the Funds will be closed both to new investors and to new investments by existing investors. Accordingly, the Trust will no longer accept orders to purchase any shares of any of the Fund.

You may obtain a copy of each Fund's Prospectus without charge at our Website (www.whatifi.com). Information on the Website is not incorporated by reference into the Prospectus unless specifically noted.